VAN ECK GLOBAL

                                                       Worldwide Insurance Trust

--------------------------------------------------------------------------------

                                                              SEMI-ANNUAL REPORT

                                                                   JUNE 30, 2001
                           discipline



                                                      WORLDWIDE REAL ESTATE FUND

                                   allocation



                          GLOBAL INVESTMENTS SINCE 1955


                                   diversity

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Worldwide Real Estate Fund had a total return of 6.50% for the six months ended June 30, 2001, significantly outperforming both the S&P 500 Index* and its benchmark, the Salomon Smith Barney World Property Index (SSBWPI),** which had total returns of -6.70% and 2.95%, respectively, for the first half of the year. The Fund's strong performance was due primarily to an overweight position in the U.S., which outperformed, and an underweight allocation to all other markets.

Despite the global slowdown and fears of a recession in the U.S., we became very positive on the U.S. real estate market and increased our allocation accordingly, especially in the second quarter. We increased the U.S. weighting from 63.8% of total net assets at year-end 2000 to 81.0% at June 30, 2001. This boosted Fund performance as North American real estate securities outperformed other regions, gaining 12.1% in the first half of the year. Our increased bullishness on the U.S. was a result of two themes. The first is the continued perception of real estate investment trusts (REITs) as a safe haven. REITs continue to attract investor attention due to their predictable cash flows and secure, high dividend yields. At 7% average dividend yields, the spread between REITs and 10-year bonds, while not at its widest level in recent times, remains attractive. The second theme, which became more apparent late in the second quarter, was the increasing legitimization of REITs as a substantial and accepted asset class. There has been significant discussion about including REITs in the S&P 500 Index. Several industry leaders testified before the S&P committee on the subject, there were a number of articles in the national press pushing for the inclusion of REITs in the Index, and the Equity Office Properties merger with Spieker created a REIT with a market capitalization that would place it in the top half of the S&P 500. Additionally, there were several smaller REITs that were added to the Russell Indices (small-capitalization stock indices) which provided additional liquidity and increased attention to the group. Finally, both REITs and analysts have started to push for earnings to be reported as "Earnings Per Share" (as are other equities) rather than "Funds From Operation" in an effort to make REITs universally accepted.

Europe remained an underweight position in the Fund as the property cycle there has matured and there was no shorter-term catalyst to bring us into the market. The European real estate market declined 2.0% in the first six months of 2001. Property prices have outpaced inflation by a significant margin in the past couple of years--a discrepancy we view as unsustainable. The most appealing markets are Switzerland and Germany where the property cycles are less mature, followed by France and Italy, while Spain and the UK are least favorable as their property cycles are more mature.

Although Japan has been mired in recession, we increased the Japanese position from 0% to 1.9% during the first half of the year because of Prime Minister Koizumi's positive economic reforms, in anticipation of the "J-REIT" (a structured real estate investment trust similar to U.S. REITs), and because we feel the downside is somewhat limited. There has been a continued push for the creation of a REIT market in Japan. "J-REITs," as the proposed Japanese REITs are called, will offer substantially higher yields than available to Japanese investors in their bond market. However, the final structure is unknown and could potentially contain conflicts of interest. In the meantime, Japanese real estate companies have benefited from the anticipation of this new product.

In Hong Kong, we felt that with economic fundamentals failing to improve markedly and with the U.S. monetary easing cycle closer to the end than the beginning, it was time to pare back our weighting in this market. We decreased the position from 13.6% at the beginning of the year to 2.4% by June 30.

THE OUTLOOK

In the next several months we expect real estate fundamentals to remain steady despite weakening economic conditions. Dividend yields of 7%, cash flow growth rates of 5% and attractive valuations should support the group. In addition, we expect external factors, such as index representation and the creation of J-REITs, which have supported the group

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

to continue to do so. We continue to favor the U.S. market with regard to country allocation though we may reduce our overweight position somewhat as real estate growth rates slow. Japan, as mentioned above, is undergoing some significant changes, which, as we gain clarity on their ultimate form, could prove exciting. Finally, China, where economic growth is strong, remains of interest, particularly as it appears to be a front-runner for the Olympics.

We would like to thank you for your participation in the Van Eck Worldwide Real Estate Fund, and we look forward to helping you meet your investment goals in the future.


/s/ Derek S. Van Eck
--------------------
DEREK S. VAN ECK
PORTFOLIO MANAGER

July 19, 2001


The Standard & Poor's 500 Index (S&P 500) and the Salomon Smith Barney World Property Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

*The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

**The Salomon Smith Barney World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share total) of companies eligible for the index.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

                                SECTOR WEIGHTINGS
                               AS OF JUNE 30, 2001

[The following table represents a pie chart in the printed piece.]

Office/Industrial                  26.8%
Retail                             12.4%
Residential                        15.4%
Specialty                           5.0%
Forest Products                     3.3%
Diversified                        18.5%
Hotels                              7.3%
Cash/Equivalents                    2.9%
Financial                           8.4%



                             GEOGRAPHICAL WEIGHTINGS
                               AS OF JUNE 30, 2001

[The following table represents a pie chart in the printed piece.]

France                             0.9%
Australia                          0.6%
Sweden                             0.4%
United States                     81.0%
Canada                             6.6%
United Kingdom                     3.3%
Cash/Equivalents                   2.9%
Hong Kong                          2.4%
Japan                              1.9%

                           WORLDWIDE REAL ESTATE FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2001*
--------------------------------------------------------------------------------

EQUITY OFFICE PROPERTIES TRUST
(U.S., 5.8%)

Equity Office Properties is a fully intergrated, self-adminstered and self-managed real estate investment trust (REIT) engaged in acquiring, owning, managing, leasing and renovating office properties and parking facilities. The company's assets are owned by, and its operations are conducted through, EOP Operating Limited Partnership.

EQUITY RESIDENTIAL PROPERTIES TRUST
(U.S., 5.0%)

Equity Residential Properties Trust, a self-administered and self-managed real estate investment trust, owns and operates multi-family properties containing apartment units. Its properties are located throughout the United States. The company also has property partnership interests and investments in subordinated mortgages (collateralized by properties).

HOST MARRIOTT CORP.
(U.S., 4.7%)

Host Marriott owns controlling interests in luxury full-service hotels such as Marriott, Ritz Carlton, Four Seasons, Hyatt and Swissotel brand names.

CRESCENT REAL ESTATE EQUITIES CO.
(U.S., 3.9%)

Crescent Real Estate owns a diversified portfolio of real estate properties, including office complexes, retail centers, hotel properties, a health and fitness resort and single-family residential developments, mainly in Texas and Colorado. Properties include Las Colina Plaza, Continental Plaza and MacArthur Center in Texas, and The Citadel in Denver, Colorado.

BOSTON PROPERTIES, INC.
(U.S., 3.5%)

Boston Properties develops, redevelops, acquires, manages, operates and leases commercial office and industrial real estate properties. The company has a significant presence in the Boston, Washington, D.C. and midtown Manhattan real estate markets.


SIMON PROPERTY GROUP, INC.
(U.S., 3.4%)

Simon Property Group is a self-administered and self-managed, paired-share real estate investment trust. The company is engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

SECURITY CAPITAL GROUP, INC.
(U.S., 3.2%)

Security Capital Group is an international real estate operating company. The company provides business strategy and operating/capital deployment oversight to its private and public companies. Security Capital also provides asset management services for institutions and individuals, in addition to providing real estate research, and corporate and financial services.

ISTAR FINANCIAL, INC.
(U.S., 2.8%)

iStar Financial provides structured financing to private and corporate owners of real estate nationwide, including senior and junior mortgage debt, corporate and mezzanine lending, and corporate net lease financing.

HRPT PROPERTIES TRUST
(U.S., 2.6%)

HRPT Properties Trust is a real estate investment trust (REIT) that acquires, owns and leases office buildings and senior housing properties. The company currently owns properties located in 36 states and the District of Columbia with the majority of the investments in commercial office buildings.

BROOKFIELD PROPERTIES CORP.
(CANADA, 2.5%)

Brookfield Properties is a North American office property company. The company owns and manages a portfolio of properties in Canada and the U.S., and also develops master-planned residential communities.

----------
*Portfolio is subject to change.

                           WORLDWIDE REAL ESTATE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
         NO. OF                                                         VALUE
COUNTRY  SHARES        SECURITIES (a)                                  (NOTE 1)
--------------------------------------------------------------------------------

AUSTRALIA: 0.6%
         8,000 Westfield Holdings Ltd.                                $   57,193
                                                                      ----------
CANADA: 6.6%
        12,500 Brookfield Properties Corp.                               239,298
        25,000 Timberwest Forest Corp.                                   201,340
        10,000 TrizecHahn Corp.                                          181,900
                                                                      ----------
                                                                         622,538
                                                                      ----------
FRANCE: 0.9%
            75 Societe Fonciere Lyonnaise
               Warrants (expiring 7/30/02)                                     9
         1,500 Unibail S.A                                                81,598
           500 Unibail S.A.Warrants
                  (expiring 5/11/04)                                       6,068
                                                                      ----------
                                                                          87,675
                                                                      ----------
HONG KONG: 2.4%
       100,000 Amoy Properties Ltd.                                      114,745
        12,000 Sun Hung Kai Properties Ltd.                              108,078
                                                                      ----------
                                                                         222,823
                                                                      ----------
JAPAN: 1.9%
         8,000 Mitsui Fudosa Co., Ltd.                                    86,247
        16,000 Sumitomo Realty & Development Co.                          95,231
                                                                      ----------
                                                                         181,478
                                                                      ----------
SINGAPORE: 0.0%
         2,400 Singapore Land Ltd. Warrants
                 (expiring 3/23/05)                                        2,212
                                                                      ----------
SWEDEN: 0.4%
         4,000 Castellum AB                                               39,385
                                                                      ----------
UNITED KINGDOM: 3.3%
        22,000 British Land Co. PLC                                      150,820
        13,500 Land Securities PLC                                       166,779
                                                                      ----------
                                                                         317,599
                                                                      ----------

UNITED STATES: 81.0%
         5,000 AMB Property Corp.                                        128,800
         3,000 Annaly Mortgage Management, Inc.                           41,130
         3,000 Associated Estates Realty Corp.                            28,980
         4,500 AvalonBay Communities, Inc.                               210,375
         8,100 Boston Properties, Inc.                                   331,290
         6,000 Cabot Industrial Trust                                    126,000
         5,000 Camden Property Trust                                     183,500
        11,000 Cendant Corp.                                             214,500
         2,000 Charles E. Smith Residential                              100,300
        15,000 Crescent Real Estate Equities Co.                         368,550
         7,500 Duke-Weeks Realty Co.                                     186,375
        17,500 Equity Office Properties Trust                            553,525
         8,325 Equity Residential Properties Trust                       470,779
         8,000 Federal Realty Investment Trust                           165,920
         5,000 Gables Residential Trust                                  149,750
         3,200 General Growth Properties, Inc.                           123,072
         7,000 Glimcher Realty Trust                                     125,300
         8,000 Hilton Hotels Corp.                                        92,800
        36,000 Host Marriott Corp.                                       450,720
        25,000 HRPT Properties Trust                                     243,250
         9,350 iStar Financial, Inc.                                     263,670
        10,000 La Quinta Properties, Inc.                                 51,800
         3,500 Liberty Property Trust                                    103,600
         5,000 LTC Properties, Inc.                                       22,750
         8,000 Macerich Co. (The)                                        198,400
         4,000 Mack-Cali Realty Corp.                                    113,920
         3,000 Mission West Properties, Inc.                              42,150
         2,000 Newhall Land & Farming Co.                                 55,000
         4,000 Plum Creek Timber Co., Inc.                               112,400
         4,000 Post Properties, Inc.                                     151,400
         2,000 Prentiss Properties Trust                                  52,600
         6,000 Public Storage, Inc.                                      177,900
        14,000 Security Capital Group, Inc.(Class B)                     299,600
         5,000 Shurgard Storage Centers, Inc.(Class A)                   154,500
        10,800 Simon Property Group, Inc.                                323,676
         7,500 SL Green Realty Corp.                                     227,325
         4,000 Sovran Self Storage, Inc.                                 109,480
         2,950 Spieker Properties, Inc.                                  176,853
         4,000 Starwood Hotels & Resorts
                 Worldwide, Inc.                                         149,120
        13,000 Taubman Centers, Inc.                                     182,000
        12,000 United Dominion Realty Trust, Inc.                        169,800
         2,500 U.S. Restaurant Properties, Inc.                           37,324
         6,000 Vornado Realty Trust                                      234,240
                                                                      ----------
                                                                       7,704,424
                                                                      ----------
TOTAL STOCKS AND OTHER INVESTMENTS: 97.1%
(COST: $8,191,042)                                                     9,235,327
                                                                      ----------

                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
SHORT-TERM
OBLIGATION:                                           DATE OF           VALUE
3.3%                                                 MATURITY  COUPON  (NOTE 1)
--------------------------------------------------------------------------------
Repurchase Agreement
(Note 9):
Purchased on 6/29/01;
maturity value $311,098
(with State Street Bank & Trust
Co., collateralized by
$320,000 Federal National
Mortgage Association--4.50%
due 9/16/03 with a
value of $321,212)
(Cost: $311,000)                                     7/02/01  3.80%  $  311,000
                                                                     ----------
TOTAL INVESTMENTS: 100.4%
(COST: $8,502,042)                                                    9,546,327
                                                                     ----------
OTHER ASSETS LESS
  LIABILITIES: (0.4)%                                                   (39,100)
                                                                    -----------
NET ASSETS: 100%                                                     $9,507,227
                                                                    ===========



SUMMARY OF           % OF                        SUMMARY OF             % OF
INVESTMENTS           NET                        INVESTMENTS             NET
BY INDUSTRY         ASSETS                       BY INDUSTRY            ASSETS
-----------        --------                      -----------           --------

Diversified           18.5%                      Specialty                5.0%
Financial              8.4%                      Short-Term
Forest Products        3.3%                        Obligation             3.3%
Hotels                 7.3%                      Other assets less
Office/Industrial     26.8%                        liabilities           (0.4)%
Residential           15.4%                                             -----
Retail                12.4%                                             100.0%
                                                                        =====

----------
 (a)Unless otherwise indicated, securities owned are shares of common stock.


                        See Notes to Financial Statements

                 WORLDWIDE REAL ESTATE FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)

ASSETS:
Investments, at value ((including repurchase agreement of $311,000)
  (cost $8,502,042)) (Note 1) ............................................................                   $9,546,327
Cash .....................................................................................                        1,817
Receivables:
  Securities sold ........................................................................                      192,443
  Dividend and interest ..................................................................                       60,507
  Capital shares sold ....................................................................                       30,869
Deferred organization costs (Note 1) .....................................................                        1,623
                                                                                                             ----------
      Total assets .......................................................................                    9,833,586
                                                                                                             ----------
LIABILITIES:
Payables:
  Securities purchased ...................................................................                      259,070
  Capital shares redeemed ................................................................                       32,423
  Due to adviser .........................................................................                        5,906
  Unrealized depreciation on forward currency contracts (Note 6) .........................                          317
  Accounts payable .......................................................................                       28,643
                                                                                                             ----------
      Total liabilities ..................................................................                      326,359
                                                                                                             ----------
Net assets ...............................................................................                   $9,507,227
                                                                                                             ==========
Shares outstanding .......................................................................                      864,918
                                                                                                             ==========
Net asset value, redemption and offering price per share .................................                   $    10.99
                                                                                                             ==========
Net assets consist of:
  Aggregate paid in capital ..............................................................                   $8,923,400
  Unrealized appreciation of investments, forward foreign currency contracts and
    foreign currency transactions ........................................................                    1,043,618
  Undistributed net investment income                                                                           140,193
  Accumulated realized loss ..............................................................                     (599,984)
                                                                                                             ----------
                                                                                                             $9,507,227
                                                                                                             ==========
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INCOME (NOTE 1):

Dividends (net of foreign taxes withheld of $1,825) ......................................                   $  200,950
Interest .................................................................................                       19,590
                                                                                                             ----------
      Total income .......................................................................                      220,540
EXPENSES:
Management (Note 2) ......................................................................     $  40,074
Administration (Note 2) ..................................................................         1,814
Reports to shareholders ..................................................................        15,892
Professional .............................................................................        13,224
Custodian ................................................................................         4,340
Trustees' fees and expenses ..............................................................         1,426
Transfer agency ..........................................................................           761
Amortization of deferred organization costs (Note 1) .....................................           710
Other ....................................................................................         1,249
                                                                                                --------
   Total expenses ........................................................................        79,490
Expenses assumed by the adviser and reduced by a brokerage arrangement (Note 2) ..........       (19,190)
                                                                                                --------
   Net expenses ..........................................................................                       60,300
                                                                                                             ----------
Net investment income ....................................................................                      160,240
                                                                                                             ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain from security transactions .................................................                        6,802
Realized gain from foreign currency transactions .........................................                        1,862
Change in unrealized depreciation of forward foreign currency contracts
  and foreign currency transactions ......................................................                          501
Change in unrealized appreciation of investments .........................................                      409,032
                                                                                                             ----------
Net realized and unrealized gain on investments, forward foreign
  currency contracts and foreign currency transactions ...................................                      418,197
                                                                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................................                   $  578,437
                                                                                                             ==========


                        See Notes to Financial Statements

                 WORLDWIDE REAL ESTATE FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           SIX MONTHS ENDED   YEAR ENDED
                                                                                             JUNE 30, 2001   DECEMBER 31,
                                                                                              (UNAUDITED)        2000
                                                                                          ------------------ ------------
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income ..............................................................        $  160,240    $   215,300
   Realized gain (loss) from security transactions ....................................             6,802       (491,129)
   Realized gain (loss) from foreign currency transactions ............................             1,862           (306)
   Change in unrealized appreciation (depreciation) of forward
     foreign currency contracts and foreign currency transactions .....................               501         (1,029)
   Change in unrealized appreciation (depreciation) of investments ....................           409,032        844,477
                                                                                              -----------    -----------
     Net increase in net assets resulting from operations .............................           578,437        567,313
                                                                                              -----------    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..............................................................          (201,805)       (73,323)
                                                                                              -----------    -----------
CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares ......................................................         4,763,259     18,721,643
   Reinvestment of dividends and distributions ........................................           201,805         73,323
   Cost of shares reacquired ..........................................................        (2,709,241)   (15,580,671)
                                                                                              -----------    -----------
     Net increase in net assets resulting from capital share transactions .............         2,255,823      3,214,295
                                                                                              -----------    -----------
     Total increase in net assets .....................................................         2,632,455      3,708,285

NET ASSETS:
Beginning of period ...................................................................         6,874,772      3,166,487
                                                                                              -----------    -----------
End of period (including undistributed net investment income of $140,193
  and $179,896, respectively) .........................................................       $ 9,507,227    $ 6,874,772
                                                                                              ===========    ===========
* SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED
  (UNLIMITED NUMBER OF $.001 PAR VALUE SHARES AUTHORIZED)
   Shares sold ........................................................................           461,280      1,880,260
   Reinvestment of dividends and distributions ........................................            19,593          8,360
   Shares reacquired ..................................................................          (263,186)    (1,587,369)
                                                                                              -----------    -----------
   Net increase .......................................................................           217,687        301,251
                                                                                              ===========    ===========

                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                                            FOR THE PERIOD
                                                   SIX MONTHS                                                  JUNE 23,
                                                      ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED    1997(a) TO
                                                  JUNE 30, 2001   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                   (UNAUDITED)       2000           1999           1998          1997
                                                  -------------  -------------  -------------  ------------- -------------
Net Asset Value, Beginning of Period ..............   $10.62        $ 9.15        $  9.54         $11.96        $10.00
                                                      ------        ------         ------         ------        ------
Income From Investment Operations:
   Net Investment Income ..........................     0.18          0.34           0.25           0.22          0.18
   Net Realized and Unrealized Gain (Loss) on
      Investments and Foreign Currency
      Transactions ................................     0.49          1.33          (0.44)         (1.45)         1.78
                                                      ------        ------         ------         ------        ------
Total From Investment Operations ..................     0.67          1.67          (0.19)         (1.23)         1.96
                                                      ------        ------         ------         ------        ------
Less Dividends and Distributions:
   Dividends from Net Investment Income ...........    (0.30)        (0.20)         (0.20)         (0.19)           --
   Distributions from Realized Capital Gains ......       --            --             --          (1.00)           --
                                                      ------        ------         ------         ------        ------
Total Dividends and Distributions .................    (0.30)        (0.20)         (0.20)         (1.19)           --
                                                      ------        ------         ------         ------        ------
Net Asset Value, End of Period ....................   $10.99        $10.62         $ 9.15         $ 9.54        $11.96
                                                      ======        ======         ======         ======        ======
Total Return (b) ..................................     6.50%        18.71%         (2.01)%       (11.35)%       19.60%
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ...................   $9,507        $6,875         $3,166         $1,906        $  844
Ratio of Gross Expenses to Average Net Assets .....     2.01%(d)      2.27%          3.23%          5.32%         4.92%(c)
Ratio of Net Expenses to Average Net Assets .......     1.50%(c)(d)   1.45%(d)       1.44%          0.89%         0.00%
Ratio of Net Investment Income
  to Average Net Assets (e) .......................     4.00%(d)      4.21%          3.33%          3.33%         3.62%(c)
Portfolio Turnover Rate ...........................       44%          233%           172%          `107%          123%

----------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total return for a period of less than one year is not annualized.
(c) Annualized.
(d) Excluding interest expense.
(e) Net effect of expense waivers, brokerage arrangement and custodian fee arrangement to average net assets for the year ended December 31, 2000 and December 31, 1999 was 0.79% and 1.79%, respectively.

                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Real Estate Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.   DIVIDENDS  AND   DISTRIBUTIONS--Dividend   income  and   distributions   to
shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. DEFERRED ORGANIZATION COSTS--Deferred organization costs are being amortized over a period not to exceed five years.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1.50% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the six months ended June 30, 2001. For the six months ended June 30, 2001 the Adviser assumed expenses in the amount of $19,190. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions. For the six months ended June 30, 2001, the Adviser agreed to assume such costs.

NOTE 3--INVESTMENTS--Purchases and sales of securities, other than short-term obligations, aggregated $5,592,675 and $3,340,571, respectively, for the six months ended June 30, 2001. For federal income tax purposes, the identified cost of investments owned at June 30, 2001 was $8,502,042. As of June 30, 2001, net unrealized appreciation for federal income tax purposes aggregated $1,044,285 of which $1,065,890 related to appreciated securities and $21,605 related to depreciated securities.

As of December 31, 2000, the Fund had a capital loss carryforward of $504,899 available, $27,341 expiring December 31, 2006 and $477,558 expiring December 31, 2008.

NOTE 4--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

NOTE 5--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 6--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund bought and sold forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward foreign currency contracts are included in realized and unrealized gain
(loss) from foreign currency transactions. At June 30, 2001, the Fund had the the following outstanding forward foreign currency contracts:

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                            VALUE AT
                           SETTLEMENT     CURRENT       UNREALIZED
CONTRACTS                     DATE         VALUE       DEPRECIATION
---------                  ----------     -------      ------------
FORWARD FOREIGN CURRENCY BUY CONTRACTS:
JPY   11,101,358
      Expiring 7/03/01      $89,361        $89,050        $(311)

FORWARD FOREIGN CURRENCY SELL CONTRACT:
HKD   733,864
      Expiring 7/03/01       94,091         94,097           (6)
                                                          -----
                                                          $(317)
                                                          =====

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of June 30, 2001, the net value of the asset and corresponding liability of the Fund's portion of the plan is $1,083.

NOTE 8--BANK LINE OF CREDIT--The Trust may participate with other funds managed by Van Eck (the "Series") in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Series, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Series has agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2001, the Fund borrowed an average daily amount of $8,254 at a weighted average interest rate of 4.55% under the Facility. At June 30, 2001, there were no outstanding borrowings under the Facility.

NOTE 9--REPURCHASE AGREEMENT--Collateral for the repurchase agreement, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying repurchase agreement, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.




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[Logo] Van Eck Global                                              [Logo]
                                                           Retire on Your Terms
                                                            Variable Annuities


Investment Adviser:    Van Eck Associates Corporation
      Distributor:     Van Eck Securities Corporation
                       99 Park Avenue, New York, NY 10016    www.vaneck.com

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.